                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 3, 2000

                                Netcentives Inc.
             (Exact name of Registrant as specified in its charter)


            Delaware                     0-27253                 93-1213291
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               475 Brannan Street
                            San Francisco, CA  94107
              (Address of principal executive offices) (Zip code)


                                 (415) 538-1888
              (Registrant's telephone number, including area code)
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     Pursuant to Items 7(a)(4) and 7(b)(2) of the SEC's Instructions to Form 8-
K, Item 7 of the registrant's Report on Form 8-K dated March 3, 2000, filed with the SEC on March 20, 2000, is amended and replaced in its entirety as set forth below.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.
              -----------------------------------------

         See Exhibit 99.1 for the audited financial statements of SHC Venture, L.L.C. as of December 31, 1999 and 1998, and for the year ended December 31, 1999 and for the period from inception (August 25,1998) through December 31, 1998.

         See Exhibit 99.2 for the audited financial statements of UVN Holdings, Inc. and Subsidiary as of and for the year ended December 31, 1999.

         (b)  Pro Forma Financial Information.
              -------------------------------

         The unaudited pro forma condensed combined financial statements attached as Exhibit 99.3, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Netcentives Inc. ("the Company"), incorporated herein by reference, and UVN Holdings, Inc. and Subsidiary and SHC Venture, L.L.C. (collectively referred to as "UVN"), including the notes thereto.

         The unaudited pro forma condensed combined financial statements assume a business combination between the Company and UVN accounted for as a purchase and are based on each company's respective historical consolidated financial statements and notes thereto, which are incorporated herein by reference. The unaudited pro forma condensed combined statements of operations combine the Company's historical results for the twelve months ended December 31, 1999 and for the quarter ended March 31, 2000, respectively, giving effect to the merger as if it had occurred at the beginning of the earliest period presented.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

         (c)  Exhibits.
              --------

              2.1 Agreement and Plan of Merger dated March 3, 2000, among the Company, Brown Dog Acquisition Corporation and UVN (incorporated by reference to the exhibit with the same numerical designation filed as an exhibit to the Company's Report on Form 8-K dated March 3, 2000, filed with the SEC on March 20, 2000).

              23.1 Consent of BDO Seidman LLP, Independent Certified Public Accountants'

              23.2  Consent of McGladrey & Pullen, LLP, Independent Auditors

              99.1 Audited financial statements of SHC Venture, L.L.C. as of December 31, 1999 and 1998, and for the year ended December 31, 1999 and for the period from inception (August 25,1998) through December 31, 1998.

              99.2 Audited financial statements of UVN Holdings, Inc. and Subsidiary as of and for the year ended December 31, 1999.

              99.3 Unaudited pro forma condensed combined financial statements that give effect to the merger between the Company and UVN.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 NETCENTIVES INC.
                                 (Registrant)


Date:  May 19, 2000              By:   /s/ John F. Longinotti
                                       ----------------------
                                       John F. Longinotti
                                       Executive Vice President, Operations, and
                                       Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit
Number    Description
------    -----------

23.1      Consent of BDO Seidman LLP, Independent Certified Public
          Accountants'

23.2      Consent of McGladrey & Pullen, LLP, Independent Auditors

99.1 Audited financial statements of SHC Venture, L.L.C. as of December 31, 1999 and 1998, and for the year ended
          December 31, 1999 and for the period from inception
          (August 25,1998) through December 31, 1998.

99.2      Audited financial statements of UVN Holdings, Inc. and
          Subsidiary as of and for the year ended December 31, 1999.

99.3 Unaudited pro forma condensed combined financial statements that give effect to the merger between Netcentives Inc. and UVN.